UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) November 13, 2009
SPECIALTY UNDERWRITERS’ ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50891	20-0432760

(State or other jurisdiction	(Commission	(IRS Employer ID
of incorporation)	File Number)	Number)

222 South Riverside Plaza, Chicago, Illinois	60606

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (888) 782-4672

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
In connection with the closing of the Merger (as defined in Item 5.01), Specialty Underwriters’ Alliance, Inc., a Delaware corporation (the “Company”), notified The NASDAQ Stock Market (“NASDAQ”) that each share of common stock of the Company, par value $0.01 per share (the “Common Stock”), outstanding immediately prior to the Effective Time (as defined in Item 5.01) of the Merger had been converted into the right to receive 0.28 shares of common stock of Tower Group, Inc. (“Tower”) and requested that NASDAQ file with the Securities and Exchange Commission (the “Commission”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended on Form 25 (the “Form 25”) to strike the Common Stock from listing and registration on The NASDAQ Global Market. NASDAQ filed the Form 25 with the SEC on November 13, 2009, thereby delisting the Common Stock from The NASDAQ Global Market, and trading was suspended effective as of the closing of trading on November 13, 2009.

Item 3.03	Material Modification to Rights of Security Holders
The information included in Item 5.01 is hereby incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.
On November 13, 2009 (the “Effective Time”), the Company was acquired by Tower pursuant to the terms and conditions of the Amended and Restated Agreement and Plan of Merger, executed on July 22, 2009 and effective as of June 21, 2009, by and among the Company, Tower and Tower S.F. Merger Corporation (“Merger Sub”), a wholly owned subsidiary of Tower (the “Merger Agreement”). As a result of that transaction, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger, as a wholly owned subsidiary of Tower.
Under the terms of the Merger Agreement, at the Effective Time, each share of Common Stock and each share of the Company’s Class B common stock, excluding any shares held in treasury by the Company, owned by Tower or any wholly-owned subsidiary of Tower, and owned by any direct or indirect subsidiary of the Company (other than any Common Stock or Company Class B common stock held in an investment portfolio), was be converted into the right to receive 0.28 shares of Tower common stock.
This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.
Upon the Effective Time of the Merger, each director of the Company immediately prior to the Effective Time resigned and the directors of Merger Sub immediately prior to the Effective Time became the directors of the Company until their respective successors are duly elected or appointed and qualified, or until earlier of their death, resignation or removal.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the completion of the Merger and pursuant to the terms of the Merger Agreement, the Company’s certificate of incorporation was amended and restated in its entirety, effective as of November 13, 2009, to reduce the number of shares of Common Stock authorized for issuance and to remove from authorization Class B common stock and preferred stock.
This description of the amended and restated certificate of incorporation does not purport to be complete and is qualified in its entirety by reference to the amended and restated certificate of incorporation, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

Exhibit No.	Description
*2.1
Amended and Restated Agreement and Plan of Merger, executed on July 22, 2009 and effective as of June 21, 2009, among Specialty Underwriters’ Alliance, Inc., Tower Group, Inc. and Tower S.F. Merger Corporation, incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 24, 2009

3.1	Amended and Restated Certificate of Incorporation

*	Previously filed.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 13, 2009

SPECIALTY UNDERWRITERS’ ALLIANCE, INC.
By:	/s/ Courtney Smith
	Name:	Courtney Smith
	Title:	President and Chief Executive Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
dated November 13, 2009
Specialty Underwriters’ Alliance, Inc.

*2.1
Amended and Restated Agreement and Plan of Merger, executed on July 22, 2009 and effective as of June 21, 2009, among Specialty Underwriters’ Alliance, Inc., Tower Group, Inc. and Tower S.F. Merger Corporation, incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 24, 2009

3.1	Amended and Restated Certificate of Incorporation

*	Previously filed.